Exhibit 31.3

OFFICER’S CERTIFICATION PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Harry Simeonidis, certify that:

1.	I have reviewed this Amendment No. 1 to Form 10-K of Intelligent Bio Solutions Inc.; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

October 21, 2026

/s/ Harry Simeonidis
Harry Simeonidis, Chief Executive Officer and President
(Principal Executive Officer)